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                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                  A TRUSTEE PURSUANT TO SECTION 305(B)(2). . .



                              THE BANK OF NEW YORK
               (Exact Name of Trustee as Specified in its Charter)


     NEW YORK                                                    13-5160382
(State of Incorporation                                       (I.R.S. Employer
if not a National Bank)                                      Identification No.)

48 WALL STREET, NEW YORK, N.Y                                       10286
(Address of Principal Executive Offices)                          (Zip Code)





                           IMPSAT FIBER NETWORKS, INC.
               (Exact Name of Obligor as Specified in its Charter)


      DELAWARE                                                   52-1910372
(State or other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

       ALFEREZ PAREJA 256
(1107) BUENOS AIRES, ARGENTINA                                 NOT APPLICABLE
(Address of Principal Executive Offices)                         (Zip Code)





                         13 3/4 % SENIOR NOTES DUE 2005
                       (TITLE OF THE INDENTURE SECURITIES)








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1.   GENERAL INFORMATION.  Furnish the following information as to the
     Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


          Name                     Address__________


     Superintendent of Banks of the          2 Rector Street, New
          State of New York                  York, NY 10006 and
                                             Albany, NY 12203


     Federal Reserve Bank of New York        33 Liberty Plaza,
                                             New York, NY 10045

     Federal Deposit Insurance               550 17th Street, N.W.
          Corporation                        Washington, D.C. 20429

     New York Clearing House
          Association                        New York, New York 1005


     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.  (See Note on page 4.)

16.  LIST OF EXHIBITS.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and Rule 24 of the Commission's Rules of Practice.

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to




                                       2



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               Amendment No. 1 to Form T-1, filed with Registration Statement
               No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

          6.   The consent of the Trustee required by section 321(b) of the Act.

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.




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                                      NOTE

     Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.




                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of April 2000.

                              THE BANK OF NEW YORK





                                        By   /s/ Thomas Tabor
                                             ------------------------
                                             Assistant Vice President






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                                                                       Exhibit 6



                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue of 13 3/4 % Senior Notes due 2005 by IMPSAT Fiber Networks, Inc., we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        THE BANK OF NEW YORK



                                        By /s/ Thomas Tabor
                                           --------------------------
                                        Assistant Vice President

Dated:  April 6, 2000




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